GuidePath Income Fund
Schedule of Investments
as of June 30, 2024 (Unaudited)

INVESTMENT COMPANIES - 97.8%	Shares	Value
Domestic Fixed Income Funds - 89.0%
iShares 5-10 Year Investment Grade Corporate Bond ETF(a)	506,351	$25,955,552
iShares Core U.S. Aggregate Bond ETF	228,785	22,208,160
SPDR Bloomberg High Yield Bond ETF(b)	184,146	17,359,444
VanEck Emerging Markets High Yield Bond ETF	706,945	13,530,927
		79,054,083

International Fixed Income Funds - 8.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF(b)	88,329	7,815,350
TOTAL INVESTMENT COMPANIES (Cost $84,675,162)		86,869,433

SHORT-TERM INVESTMENTS - 14.5%
Investments Purchased with Proceeds from Securities Lending - 12.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.46%(c)	10,939,309	10,939,309

Money Market Funds - 2.2%	Shares
JPMorgan U.S. Government Money Market Fund - Class IM, 5.25%(c)	1,903,985	1,903,985
TOTAL SHORT-TERM INVESTMENTS (Cost $12,843,294)		12,843,294

TOTAL INVESTMENTS - 112.3% (Cost $97,518,456)		$99,712,727
Liabilities in Excess of Other Assets - (12.3)%		(10,926,549)
TOTAL NET ASSETS - 100.0%		$88,786,178

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $10,650,193 which represented 12.0% of net assets.
(c)	The rate shown represents the 7-day effective yield as of June 30, 2024.